Subsequent Events	6 Months Ended
Jun. 30, 2026
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
26	SUBSEQUENT EVENTS

The Group evaluated all events and transactions that occurred after June 30, 2026 up through the date of report, which is the date that these consolidated financial statements are available for distribution. Other than the event disclosed below:

(a)	On September 1, 2026, the authorized, issued, and outstanding shares of the Founder Group Limited were combined on a 100 for 1 ratio (the “Share Combination”) with the marketplace. As a result of the Share Combination, each 100 ordinary shares outstanding will automatically combine and convert to one issued and outstanding ordinary share without any action on the part of the shareholders.